UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Authentidate Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

SUPPLEMENT TO NOTICE AND

PROXY STATEMENT

for the

Annual Meeting of Stockholders

To Be Held on May 28, 2015

To the Stockholders of

AUTHENTIDATE HOLDING CORP.:

Purpose of Supplement

Authentidate Holding Corp. (the “Company”) is furnishing this supplement to its proxy statement dated April 17, 2015 (the “Proxy Statement”) in connection with the Company’s Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting is scheduled to be held on May 28, 2015, at 10:00 AM, local time, at the Company’s offices, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922. This supplement to the Proxy Statement (this “Supplement”) is being filed today with the Securities and Exchange Commission (the “SEC”) and contains important information that supplements and amends the Proxy Statement.

The purpose of this Supplement is to inform our stockholders that the Annual Meeting will be held as previously scheduled to present for stockholder consideration all of the proposals originally set forth in the Proxy Statement, except Proposal 4 (regarding an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock). Following consideration and voting on Proposals 1, 2 and 3 at the Annual Meeting, we intend to adjourn the Annual Meeting to 10:00 AM, local time, on Tuesday, June 30, 2015 at the offices of the Company, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 (the “Adjourned Annual Meeting”) to allow stockholders time to consider the changes to Proposal 4 described below.

This Supplement is being mailed to our stockholders within a reasonable time after the date of the Annual Meeting. Our stockholders of record as of April 8, 2015 are entitled to receive notice of and to vote at the Annual Meeting, including the Adjourned Annual Meeting.

At the Adjourned Annual Meeting, only the amended Proposal 4 will be presented for stockholder consideration. As will be presented at the Adjourned Annual Meeting, Proposal 4 seeks approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 190,000,000 shares of common stock. In the original Proxy Statement, the Board of Directors was requesting approval, through Proposal 4, of an increase of our authorized shares of common stock from 100,000,000 shares to 150,000,000 shares.

The Proxy Statement contains important information and this Supplement should be read in conjunction with the Proxy Statement. Except as supplemented by the information contained in this Supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this Supplement carefully and in its entirety together with the Proxy Statement. From and after the date of this Supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this Supplement.

1

The proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you in that the enclosed proxy card or voting instruction form contains revisions to the text of Proposal 4. IN LIGHT OF THE CHANGES TO PROPOSAL 4, THE COMPANY WILL DISREGARD ANY VOTES RECEIVED WITH RESPECT TO PROPOSAL 4 ON THE PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU PREVIOUSLY SUBMITTED. If you have previously voted on Proposal 4 on the proxy card or voting instruction form accompanying the Proxy Statement (or by following the Internet or Telephone instructions on that proxy card or voting instruction form), your vote on Proposal 4 will not be counted at the Adjourned Annual Meeting. To vote your shares on Proposal 4 at the Adjourned Annual Meeting, please vote using the enclosed proxy card or voting instruction form, or submit your vote by telephone or over the internet, using the directions provided on the enclosed proxy card or voting instruction form.

IT IS IMPORTANT THAT YOU VOTE YOUR SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE ADJOURNED ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET.

All stockholders are cordially invited to attend the Adjourned Annual Meeting in person. Any stockholder attending the Adjourned Annual Meeting may vote on Proposal 4 in person even if such stockholder has previously voted on Proposal 4 by another method, and any previous votes on Proposal 4 that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the Adjourned Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Adjourned Annual Meeting to Be Held on Tuesday, June 30, 2015:

The Proxy Statement, this Supplement and the 2014 Annual Report to Stockholders are available at

http://www.cstproxy.com/authentidate/2015

By Order of the Board of Directors,

/s/ Charles C. Lucas

Charles C. Lucas
Chairman of the Board of Directors

Berkeley Heights, New Jersey

May 27, 2015

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AUTHENTIDATE HOLDING CORP.

Supplement to Proposal 4 of the

Proxy Statement for the 2015 Annual Meeting of Stockholders

Supplemental Disclosure Regarding Proposal 4

This Supplement to the Proxy Statement dated April 17, 2015 and the accompanying proxy card are being furnished to stockholders of record at the close of business on April 8, 2015 of Authentidate Holding Corp., a Delaware corporation (“Authentidate” or the “Company”). In order to permit our stockholders sufficient time to review this Supplement and to evaluate the amended proposal set forth herein, the Annual Meeting of Authentidate, originally scheduled for May 28, 2015 has been adjourned, solely with respect to Proposal 4, until Tuesday, June 30, 2015.

The purpose of this Supplement is to provide additional information with respect to Proposal 4 contained in our Proxy Statement regarding the proposal to amend our Certificate of Incorporation to increase our authorized number of shares of Common Stock and to provide an updated proxy card reflecting the revised Proposal 4. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current.

The Annual Meeting has been adjourned to permit the Company to amend Proposal 4 in the Proxy Statement to increase the number of shares of authorized common stock to be considered at the Annual Meeting from 100,000,000 shares to 190,000,000 (the “Amendment”). Originally, as described in the Proxy Statement, the Amendment described in Proposal 4 sought to approve an amendment to the Company’s Amended Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) from 100,000,000 shares to 150,000,000 shares of Common Stock. The Company is amending the Proposal 4 to further increase the Company’s number of authorized shares of Common Stock from 100,000,000 shares to a total of 190,000,000 shares.

As explained in the Proxy Statement, our board of directors believes it is in the best interests of our Company and our stockholders to have sufficient additional authorized but unissued shares of common stock available to provide flexibility for corporate action in the future to support our business. Our management believes that the availability of additional authorized shares for issuance from time to time in the discretion of the board of directors in connection with potential transactions or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation. We currently have no definitive arrangements or agreements regarding the issuance of common stock in connection with any such transactions subsequent to the increase in the number of authorized shares of common stock and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, as described in greater detail in our Proxy Statement and in this Supplement, we are seeking additional financing to secure the necessary capital to implement our business plan and provide working capital and we will therefore require the availability of additional authorized shares of common stock. Due to the low trading price of our common stock, we would be required to issue a significant number of shares of common stock (or securities convertible into or exercisable for shares of common stock) to obtain a significant amount of capital. Accordingly, unless this proposal is approved, it would be difficult for us to raise adequate levels of additional capital through equity financings. Currently, however, we do not have any definitive agreements with any third parties for such transactions and there can be no assurances that the company will be successful in raising additional capital or securing financing when needed or on terms satisfactory to the company.

Similarly, without an increase in our authorized common stock, it will be difficult for us to grant equity compensation awards to our employees, officers and directors in the future. If that occurs, it will be difficult for us to provide incentives to talented individuals to join or remain with our company, which could adversely affect our future performance. Accordingly, the board of directors believes that it is in our best interests to have additional shares of common stock authorized at this time to alleviate the expense and delay of holding future special meetings of stockholders to authorize additional shares of common stock when and if the need arises.

As the Company has further explored alternative transactions to improve the Company’s capital position and support its growth, the board of directors has further considered Proposal 4 and the number of shares of Common Stock that the Company should have authorized under its Certificate of Incorporation. Based on such further analysis, the board of directors believes that it is in the best interests of the Company to increase the number of shares of the Company’s Common Stock to 190,000,000 shares to provide greater flexibility to accommodate the shares that may be issued by the Company in the future.

The full text of the amendment to the Certificate of Incorporation as proposed in this Supplement appears at Appendix A to this Supplement and supersedes the proposed amendment to the Certificate of Incorporation as annexed to the original Proxy Statement. If our stockholders approve the Amendment, our board intends to amend the Certificate of Incorporation to make the changes described above. Following such approval and filing with the Secretary of State of the State of Delaware, the Amendment will become effective on the date it is filed.

As discussed in our Proxy Statement, the increase in our authorized common stock has important potential dilutive and anti-takeover ramifications because we will have additional shares of common stock available for issuance. We anticipate the need to issue shares of our common stock, and/or securities exercisable for or convertible into shares of our common stock, in connection with potential future transactions, including financings, business combinations, strategic alliances and compensatory purposes to further our growth. As such, there can be no assurance that our stockholders will not experience, at any time, dilution in the value of their shares of common stock as a result of additional issuances of common stock.

Vote Required and Board Recommendation

Approval of the Proposal 4 requires the affirmative vote by holders of at least a majority of the shares of our common stock entitled to vote on such proposal. As a result, voting to abstain will have the effect of voting against the proposal. Brokerage firms have authority to vote customers’ non-voted shares held by the firm in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as an “against” vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 190,000,000 SHARES.

Voting Information and Procedures

At the Adjourned Annual Meeting, we intend to hold the vote only on Proposal 4 as described in this Supplement. Additionally, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting or Adjourned Annual Meeting, except as specified in the Notice of Annual Meeting and this Supplement. As to any business that may properly come before the Annual Meeting or the Adjourned Annual Meeting, as the case may be, it is intended that the named proxies vote in respect thereof in accordance with their best judgment.

The proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you in that the enclosed proxy card or voting instruction form includes a revision to the text of Proposal 4. Accordingly, if you have previously voted on Proposal 4 on the proxy card or voting instruction form accompanying the Proxy Statement (or by following the Internet or Telephone instructions on that proxy card or voting instruction form), your vote will not be counted at the Adjourned Annual Meeting. To vote your shares on Proposal 4 at the Adjourned Annual Meeting, please vote using the enclosed proxy card or voting instruction form, or submit your vote by telephone or over the internet, using the directions provided on the enclosed proxy card or voting instruction form.

Shares of our Common Stock represented by an effective proxy will, unless contrary instructions are specified in the proxy, be voted for the approval of Proposal 4 described in this Supplement, and for such other matters as may be properly brought before the special meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Voting by Proxy – Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record” and there are three ways you can vote by proxy:

•	By Internet – You can vote over the Internet by following the “Vote by Internet” instructions on the proxy card.

•	By telephone – You can vote over the telephone by following the “Vote by Telephone” instructions on the proxy card.

•	By mail – You can vote by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

Voting by Proxy – Street Name Holders

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a bank, broker or other nominee receive instructions for granting proxies from their banks, brokers or other nominees, rather than our proxy card. You can vote your shares held through a bank, broker or other nominee by following the voting instructions sent to you by that institution. Telephone and Internet voting are available to stockholders owning shares through certain banks and brokers. If you provide specific voting instructions, your shares will be voted as you instruct. With respect to Proposal 4 to be considered at the Adjourned Annual Meeting, if your shares are held in “street name” and you do not vote your shares, the institution holding such shares may vote your unvoted shares on Proposal 4.

Voting In Person at the Adjourned Annual Meeting

If you choose to vote in person, you can attend the Adjourned Annual Meeting and cast your vote in person. Whether or not a stockholder plans to attend the meeting, the stockholder should vote by proxy to ensure his or her vote is counted. A stockholder may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, a stockholder may come to the Adjourned Annual Meeting and we will provide the stockholder with a ballot. If you are a beneficial owner of shares, however, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot to be able to vote at the Adjourned Annual Meeting.

Changing or Revoking your Vote

If you wish to change or revoke your voting instructions on Proposal 4 after you have submitted your proxy card, you may do so at any time before the proxies are voted at the Adjourned Annual Meeting by:

•	notifying the Secretary of the Company in writing at the address on the first page of the Proxy Statement that you wish to revoke your proxy;

•	delivering a subsequent proxy bearing a date after the date of the proxy being revoked and relating to the same shares;

•	Voting again via the telephone or internet; or

•	voting in person at the Adjourned Annual Meeting if you are the stockholder of record. (If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the Adjourned Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.)

If your shares are held in “street name” through a broker, bank or other nominee, please contact your broker, bank or other nominee for directions regarding how to change your vote. Please note that your attendance at the Adjourned Annual Meeting will not, by itself, revoke your proxy. Please note that no votes, however cast, will be tabulated on any matter other than Proposal 4 at the Adjourned Annual Meeting.

IT IS IMPORTANT THAT YOU VOTE YOUR SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE ADJOURNED ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR OVER THE INTERNET. ANY PREVIOUSLY SUBMITTED PROXY CARDS ARE NO LONGER VALID

We appreciate your consideration of this Supplement.

Sincerely,

/s/ Charles C. Lucas III

Charles C. Lucas III
Chairman of the Board of Directors

May 27, 2015

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED CERTIFICATE OF INCORPORATION

OF

AUTHENTIDATE HOLDING CORP.

Pursuant to Section 242

of the General Corporation Law of

the State of Delaware

Authentidate Holding Corp. (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

FIRST:	That the Board of Directors of said Corporation adopted a resolution proposed and declaring advisable the following amendments to the Certificate of Incorporation of said Corporation:

RESOLVED, that the Certificate of Incorporation of Authentidate Holding Corp., be amended by changing Article “FOURTH (A)” thereof so that, as amended, said Article “FOURTH (A)” shall be and read as follows:

FOURTH: (A) Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is ONE HUNDRED AND NINETY-FIVE MILLION (195,000,000) shares, consisting of ONE HUNDRED AND NINETY MILLION (190,000,000) shares of Common Stock, par value $.001 per share (hereinafter, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $.10 per share (hereinafter, the “Preferred Stock”), of which (i) 28,000 shares have been designated as Series B Preferred Stock and (ii) 665,000 shares have been designated as Series D Convertible Preferred Stock. Preferred Stock may be issued from time to time in one or more series. Subject to the other provisions of this Certificate of Incorporation and any limitations prescribed by law, the Board of Directors of the Corporation (the “Board”) is authorized to provide for the issuance of and issue shares of Preferred Stock in series and, by filing a certificate pursuant to the laws of the State of Delaware, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The relative rights, preferences and limitations of shares of undesignated Preferred Stock shall be as provided in sub-paragraph C of this Article FOURTH.

SECOND:	That at a meeting and vote of stockholders, duly held on June , 2015, upon notice and in accordance with Section 222 of the General Corporation Law of the State of Delaware, a majority of stockholders have given consent to said amendment.

THIRD:	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:	That this Certificate of Amendment of the Certificate of Incorporation shall be effective on the date of filing with the Secretary of the State of Delaware.

IN WITNESS WHEREOF, Authentidate Holding Corp. has caused this certificate to be signed by its Chief Executive Officer and President this      day of June, 2015.

AUTHENTIDATE HOLDING CORP.

By:
Ian C. Bonnet,
Chief Executive Officer and President

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK « « « EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AUTHENTIDATE HOLDING CORP.	Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 29, 2015.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL 4 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE ADJOURNED ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

		FOR	AGAINST	ABSTAIN
4.	Approval of an amendment to our Amended Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 100,000,000 to 190,000,000 shares.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	,	2015.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Supplemental Proxy Materials for

the Adjourned Annual Meeting of Stockholders to be held June 30, 2015

The proxy statement, the supplement to the proxy statement and our 2014 Annual Report to Stockholders are available at http://www.cstproxy.com/authentidate/2015

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR USE AT THE ADJOURNED ANNUAL MEETING OF STOCKHOLDERS ON JUNE 30, 2015

AUTHENTIDATE HOLDING CORP.

The undersigned appoints Charles C. Lucas and Ian C. Bonnet and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Authentidate Holding Corp. held of record by the undersigned at the close of business on April 8, 2015 at the Adjourned Annual Meeting of Stockholders of Authentidate Holding Corp., to be held on June 30, 2015, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 4 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ADJOURNED ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(continued and to be marked, dated and signed, on the other side)